Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cadista Holdings Inc. on Form 10-Q for the quarter ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cadista Holdings Inc.

Date: February 13, 2013

/s/ Scott Delaney
Scott Delaney
Chief Executive Officer
(Principal Executive Officer)

/s/ Kamal Mandan
Kamal Mandan
Chief Financial Officer
(Principal Financial Officer)